AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED MARCH 27, 2006 TO THE

PROSPECTUS FOR CLASS A, B, C AND Y SHARES

DATED MARCH 1, 2006

This Supplement updates the above-dated Prospectus of AXA Enterprise Funds Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of the investment sub-advisers (each a “Sub-adviser”) for the AXA Enterprise Global Socially Responsive Fund (the “Socially Responsive Fund”) and for the AXA Enterprise Multi-Cap Growth Fund (the “Multi-Cap Growth Fund” and together with the Socially Responsive Fund, the “Funds” and individually, a “Fund”) and corresponding changes to each Fund.

AXA Enterprise Socially Responsible Fund

Effective March 16, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Rockefeller & Co., Inc. (“Rockefeller”), the Sub-adviser to the Socially Responsive Fund, with Brandywine Asset Management, LLC (“Brandywine”), which is located at 201 North Walnut Street, Suite 1200, Wilmington, Delaware 19801. In connection with the sub-adviser change for the Socially Responsive Fund, the following changes also occurred, effective March 17, 2006: (1) a change in the investment policies of the Fund to provide that the Fund will invest primarily in equity securities of U.S. companies and, to a limited extent, in foreign securities; and (2) a corresponding change in the name of the Fund to the “AXA Enterprise Socially Responsible Fund.”

In selecting investments for the Socially Responsible Fund, Brandywine will utilize a disciplined investment process that applies proven quantitative methods and experienced fundamental judgment. Brandywine believes that those stocks with the lowest prices relative to current earnings, book value and cash flow provide superior returns over market cycles. Through fundamental analysis, Brandywine seeks to understand the reasons a stock is undervalued or out-of-favor and to identify those companies most likely to return to normal valuation levels and profitability. Brandywine’s conclusions are based on its evaluation of a company’s position in the earnings cycle, financial condition, competitive position and management. In addition, Brandywine focuses on long-term and cyclical industry trends in order to identify and measure the risks associated with a company’s business. Brandywine then will employ social screens (e.g., products, weapons, production, environment, involvement with nuclear energy, fair employment and labor issues, and human rights) to select investments consistent with the Fund’s social objectives. Typically, Brandywine will hold approximately 60-75 stocks in the Fund. Under normal circumstances, the fund will invest primarily in equity securities of U.S. companies that Brandywine believes are socially responsive. The fund also may invest, to a limited extent, in foreign securities. The principal risks of investing in the Socially Responsible Fund are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies and Risks” in the Trust Prospectus.

The day-to-day management of the Fund will be performed by a team of investment professionals. The investment team will be comprised of a lead manager, Earl J. Gaskins, Managing Director; Paul R. Lesutis, Managing Director; Patrick Kasere, Equity Research Analyst; Tom DeHudy, Equity Research

Analyst; Tamer Elshourbagy, Equity Research Analyst; Scott Kuensell, Managing Director and Research Analyst and William M. Roach, Senior Vice President and Equity Research Analyst. Earl J. Gaskins, Managing Director is Co-Manager for Brandywine’s Fundamental Large Cap Value Equity strategy and lead portfolio manager to Brandywine’s socially conscious large cap equity strategy. He is responsible for research for the chemicals and energy sectors. Mr. Gaskins joined Brandywine in 1996. Prior to joining Brandywine, Mr. Gaskins was a Vice President and Portfolio Manager at Provident Capital Management (a division of PNC Bank) since 1985. From 1980 to 1985, Mr. Gaskins was the Director of the Office of Community Development for the City of Philadelphia. Prior to 1980, he was a securities analyst with Provident National Bank.

Brandywine is a wholly-owned but independently-operated subsidiary of Legg Mason, Inc. (“Legg Mason”) that was incorporated in 1986. As of December 31, 2005, Brandywine had approximately $22.4 billion in assets under management, including approximately $102 million in its large cap value equity socially conscious strategy. Brandywine is located at 201 North Walnut Street, Suite 1200, Wilmington, Delaware 19801, and Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202-1099.

AXA Enterprise Large Cap Growth Fund

Effective as of March 16, 2006, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Montag & Caldwell, Inc. (“Montag”), the Sub-adviser to the Multi-Cap Growth Fund, with Ark Asset Management Co., Inc. (“Ark”), which is located at 125 Broad Street, New York, New York, 10002. In connection with the sub-adviser change for the Multi-Cap Growth Fund, the following changes also occurred, effective March 17, 2006: (1) a change in the investment policies of the Fund to provide that, under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies; and (2) a corresponding change in the name of the Fund to the “AXA Enterprise Large Cap Growth Fund.”

Ark’s investment philosophy is to invest in companies it believes will be beneficiaries of change and are likely to exceed investor expectations. It is anticipated that in managing the assets of the Fund, Ark will create a concentrated portfolio of 20-35 holdings of large capitalization companies with growth characteristics, which it believes will provide superior rates of return over time, as compared to the Russell 1000 Growth Index. Ark’s investment process focuses on early identification of fundamental changes that will affect the business prospects for specific industries and companies. Examples of fundamental change include, but are not limited to: new market opportunities, new product cycles, new technologies, regulatory changes and company restructurings. Ark’s team of portfolio managers and specialized analysts identify these industries and companies through primary research, which includes interviewing company management, suppliers and competitors. Further intensive analysis is then conducted to determine the magnitude to which a given company will benefit from a particular change. Ark’s conclusions for a company’s business prospects are then compared to general market expectations and companies are selected for investment when Ark forecasts that these expectations are likely to be exceeded by actual results. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. For purposes of this Fund, large capitalization companies include those companies with market capitalizations of $4 billion or more. The principal risks of investing in the Fund are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies and Risks” in the Trust Prospectus.

The day-to-day management of the Fund will be performed by a team of investment professionals that is lead by: Joel Kurth, Managing Director and Nancy A. Peretz, Managing Director and Portfolio Manager.

Mr. Kurth has been a Managing Director of Ark since 2000. Ms. Peretz has been a Managing Director of Ark since 2001, prior thereto she was a Senior Manager from 2000-2001.

Ark, a New York corporation, is an independent, 100% employee owned investment management firm, formed in 1989 when certain employees of Ark acquired the institutional investment business of Lehman Management Co., Inc., which had been providing investment management services to institutional clients since 1929. Employees of Ark own the outstanding stock of Ark Asset Holdings, Inc. (“Ark Holdings”), the parent company of Ark and located at the same address. The majority of shares are owned by Henry Breck, Chairman; Coleman Brandt, Vice-Chairman; Charles Hetzel, Vice-Chairman; and Jay Mermelstein, Chief Operating Officer. As of December 31, 2005, Ark had approximately $16.7 billion in assets under management, including approximately $567 million in its active concentrated growth strategy.

*         *         *         *         *